UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2014

RLJ ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-35675	45-4950432
(Commission File Number)	(IRS Employer Identification Number)

RLJ Entertainment, Inc.
8515 Georgia Avenue, Suite 650
Silver Spring, Maryland
(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 608-2115

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

A copy of the RLJ Entertainment, Inc. investor presentation attached as Exhibit 99.1 will be presented to attendees of the 26th Annual Roth Conference being held at The Ritz Carlton in Laguna Niguel, CA on March 11, 2014 at 11:00 AM PST.  Chief Executive Officer, Mr. Miguel Penella and Chief Financial Officer, Mr. Drew Wilson, will speak at the conference.

A live webcast of the event will be made available on the RLJ Entertainment, Inc. investor relations website at http://phx.corporate-ir.net/phoenix.zhtml?c=109706&p=irol-IRHome.

This information is being furnished pursuant to Item 7.01 of Form 8-K.  This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	RLJ Entertainment, Inc. Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLJ ENTERTAINMENT, INC.

Date: March 10, 2014	By:	/s/ ANDREW S. WILSON
Name: Andrew S. Wilson
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	RLJ Entertainment, Inc. Investor Presentation